Exhibit 10.3

SECOND AMENDMENT TO INTERCREDITOR AND SUBORDINATION GREEMENT

This SECOND AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT (“Second Amendment”), dated as of April 6, 2017, by and among the holders of the Company’s Series E Preferred Stock (the “Series E Holders”) and the holders of the Company’s Series H Preferred Stock (“Series H Holders”), Amarantus Bioscience Holdings, Inc. (the “Company”), all of the subsidiaries of the Company (such subsidiaries, the “Subsidiaries”, the Company jointly and severally, together with their respective successors and assigns, collectively, the “Debtors”), GEMG LLC (“GEMG”), ANSON INVESTMENTS MASTER FUND LP (“Anson”), DOMINION CAPITAL, LLC, (“Dominion”) and DELAFIELD INVESTMENTS LIMITED (“Delafield”) the holders (collectively, the “April 2016 Holders”) of the Company’s 12% OID Senior Secured Convertible Promissory Notes, in the original aggregate principal amount of $9,125,000 pursuant to the Senior Loan Agreement, Delafield in its capacity as collateral agent (in such capacity, the “Collateral Agent”) and Dominick Membership LLC and Xpress Group International Limited.

W I T N E S S E T H:

WHEREAS, Series E Holders, Series H Holders, the Debtors, GEMG, Anson, Dominion, Delafield, the April 2016 Holders and Delafield, in its capacity as collateral agent, are party to that certain Intercreditor and Subordination Agreement dated as of April 14, 2016, as amended on October 25, 2016 (the “April 2016 Intercreditor Agreement”);

WHEREAS, the Company obtained financing from Xpress Group International Limited (“Xpress”) and Dominick Membership LLC (“Dominick”; together with Xpress, collectively, the “October 2016 Holders”) in the aggregate principal amount of $250,000, on the terms set forth in that certain Securities Purchase Agreement dated as of October 25, 2016 by and among the Company and the October 2016 Holders, which financing shall be secured by shares owned by the Company in Avant Diagnostics, Inc. (the “Avant Common Stock”) pursuant to a Pledge Agreement dated October 25, 2016;

WHEREAS, the Company has obtained additional financing from Xpress in the aggregate principal amount of $100,000, on the terms set forth in that certain Securities Purchase Agreement, dated as of April 6, 2017, by and among the Company and Xpress, which financing shall be secured by the Avant Common Stock pursuant to a Pledge Agreement dated April 6, 2017; and

WHEREAS, the parties to the April 2016 Intercreditor Agreement wish to further amend the April 2016 Intercreditor Agreement to include (i) that $100,000 in financing provided pursuant to the Securities Purchase Agreement dated as of April 6, 2017 by and among the Company and Xpress, and (ii) any subsequent amounts that shall be invested by Xpress pursuant to the terms and conditions of a subsequent securities purchase agreement that shall be pursuant to substantially the same terms and conditions as the Securities Purchase Agreement dated as of April 6, 2017;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.           Definitions. Capitalized terms not otherwise defined herein shall have them meaning ascribed to them in the April 2016 Intercreditor Agreement.

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2.           Amendments. The following specific provisions of the April 2016 Intercreditor Agreement are hereby amended as follows:

         Section 4(e) of the April 2016 Intercreditor Agreement is deleted and restated as follows:

(e) Any money, property or securities realized upon the sale, disposition or other realization by the Senior Lender upon all or any part of the Collateral, shall be applied by the Senior Lender in the following order:

(i)         First, to the payment in full of all costs and expenses (including, without limitation, attorneys’ fees and disbursements) paid or incurred by the Senior Lender in connection with the realization on the Collateral or the protection of their rights and interests therein;

(ii)         Second, to the payment in full of all Senior Obligations in such order as the Senior Lender may elect in its sole discretion;

(iii)        Third, to the payment in full of the notes issued pursuant to (i) that certain Securities Purchase Agreement dated as of October 25, 2016 by and among the Company and the October 2016 Holders, (ii) that certain Securities Purchase Agreement dated as of April 6, 2017 by and among the Company and Xpress, and (iii) any subsequent securities purchase agreement entered into between the Company and Xpress on substantially the same terms and conditions as the terms and conditions of the Securities Purchase Agreement dated as of April 6, 2017;

(iv)        Fourth, to the payment in full of all Subordinated Obligations in such order as the Subordinated Lenders may elect in its sole discretion which are secured by such Collateral, which shall be paid to the Subordinated Lenders; and

(vi)        Fifth, to pay to the Debtors, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

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(e)       Schedule I attached to the April 2016 Intercreditor Agreement is hereby deleted entirely replaced with the “Amended Schedule I” attached to this Second Amendment.

3.           Amendments in Writing; No Waiver; Cumulative Remedies.

(a)         None of the terms or provisions of this Second Amendment may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Lender, the Debtors and each of the Subordinated Lenders; provided that any provision of this Second Amendment may be waived by the Senior Lender in a letter or agreement executed by the Senior Lender or by telex or facsimile transmission from the Senior Lender.

(b)         No failure to exercise, nor any delay in exercising, on the part of either the Senior Lender or the Subordinated Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)         The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

4.           Counterparts. This Second Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Second Amendment by telecopier or other electronic means shall have the same force and effect as delivery of an original executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by telecopier or other electronic means also shall deliver an original executed counterpart of this Second Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment as to such party or any other party.

5.           Successors and Assigns.

(a)         This Second Amendment shall be binding upon the successors, heirs, administrators, executors and assigns of the Debtors and the Subordinated Lenders and shall inure to the benefit of the Senior Lender and their successors and assigns.

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(b)         Upon a successor Senior Lender becoming the Senior Lender under the Senior Loan Agreement, such successor Senior Lender automatically shall become the Senior Lender hereunder with all the rights and powers of the Senior Lender hereunder without the need for any further action on the part of any party hereto.

6.           Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.           Integration. This Second Amendment represents the agreement of the Senior Lender and the Subordinated Lenders with respect to the subject matter hereof and there are no promises or representations by the Senior Lender or the Subordinated Lenders relative to the subject matter hereof not reflected herein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

SENIOR LENDERS:

GEMG LLC

By:

Title:

Amount of Preferred Stock:______

Amount of Debt:______________

[SIGNATURE PAGES OF THE SUBORDINATED LENDERS AND DEBTORS FOLLOW]

Signature Page to Second Amendment to Intercreditor and Subordination Agreement

[SIGNATURE PAGES OF THE SUBORDINATED LENDERS]

HOLDERS OF SERIES E PREFERRED STOCK:

DOMINION CAPITAL, LLC

By:

Title:

Amount of Preferred Stock:______

Amount of Equity:_____________

[________________________]

By:

Title:

Amount of Preferred Stock:______

Amount of Equity:_____________

[________________________]

By:

Title:

Amount of Preferred Stock:______

Amount of Equity:_____________

HOLDERS OF SERIES H PREFERRED STOCK:

ANSON INVESTMENTS MASTER FUND LP

By:

Title:

Amount of Preferred Stock:______

Amount of Equity:_____________

[________________________]

By:

Title:

Amount of Preferred Stock:______

Amount of Equity:_____________

Signature Page to Second Amendment to Intercreditor and Subordination Agreement

[SIGNATURE PAGES OF THE SUBORDINATED LENDERS, CONT’D]

ANSON INVESTMENTS MASTER FUND LP

By:

Title:

Amount of Preferred Stock:______

Amount of Debt:______________

DELAFIELD INVESTMENTS LIMITED, on behalf of itself and as Collateral Agent

By:

Title:

Amount of Preferred Stock:______

Amount of Debt:______________

Amount of Equity:_____________

DOMINION CAPITAL, LLC

By:

Title:

Amount of Preferred Stock:______

Amount of Debt:______________

Amount of Equity:____________

[SIGNATURE PAGES OF THE DEBTORS FOLLOW]

Signature Page to Second Amendment to Intercreditor and Subordination Agreement

DEBTORS:

AMARANTUS BIOSCIENCE HOLDINGS, INC.

By:
Name:
Title:

AMARANTUS THERAPEUTICS, INC.

By:
Name:
Title:

AMARANTUS THERAPEUTICS, INC.

By:
Name:
Title:

AMARANTUS MA, INC.

By:
Name:
Title:

CUTANOGEN CORPORATION

By:
Name:
Title:

Signature Page to Second Amendment to Intercreditor and Subordination Agreement

AMENDED SCHEDULE I

[TO BE COMPLETED]

Signature Page to Second Amendment to Intercreditor and Subordination Agreement